                                                                   EX-99.B(h)(4)

                                   APPENDIX A
                                   ----------

-------------------------------------------------------------------------------
                                                       Maximum
Funds Trust                                          Shareholder
Funds and Share Classes                             Servicing Fee
-------------------------------------------------------------------------------
1.  Asset Allocation Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
    Institutional Class                                 0.10
-------------------------------------------------------------------------------
2.  California Limited Term Tax-Free Fund
    Class A                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
3.  California Tax-Free Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
4.  California Tax-Free Money Market Fund
    Class A                                             0.25
-------------------------------------------------------------------------------
5.  Cash Investment Money Market Fund
    Administrator Class                                 0.10
    Service Class                                       0.25
-------------------------------------------------------------------------------
6.  Colorado Tax-Free Fund
    Class A                                             0.25
    Class B                                             0.25
-------------------------------------------------------------------------------
7.  Diversified Equity Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
8.  Diversified Small Cap Fund
    Institutional Class                                 0.10
-------------------------------------------------------------------------------
9.  Equity Income Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
10. Equity Index Fund
    Class A                                             0.25
    Class B                                             0.25
-------------------------------------------------------------------------------
11. Equity Value Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
12. Government Money Market Fund
    Administrator Class                                 0.10
    Class A                                             0.25
    Service Class                                       0.25
-------------------------------------------------------------------------------
13. Growth Balanced Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                       Maximum
Funds Trust                                          Shareholder
Funds and Share Classes                             Servicing Fee
-------------------------------------------------------------------------------
14. Growth Equity Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
15. Growth Fund
    Class A                                             0.25
    Class B                                             0.25
-------------------------------------------------------------------------------
16. High Yield Bond Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
17. Income Fund
    Class A                                             0.25
    Class B                                             0.25
-------------------------------------------------------------------------------
18. Income Plus Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
19. Index Allocation Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
20. Inflation-Protected Bond Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
21. Intermediate Government Income Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
22. International Equity Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
23. Large Cap Appreciation Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
24. Large Cap Value Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
25. Large Company Growth Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
26. Limited Term Government Income Fund
    Class A                                             0.25
    Class B                                             0.25
-------------------------------------------------------------------------------
27. Liquidity Reserve Money Market Fund
    Investor Class                                      0.25
-------------------------------------------------------------------------------
28. Minnesota Money Market Fund
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                       Maximum
Funds Trust                                          Shareholder
Funds and Share Classes                             Servicing Fee
-------------------------------------------------------------------------------
    Class A                                             0.25
-------------------------------------------------------------------------------
29. Minnesota Tax-Free Fund
    Class A                                             0.25
    Class B                                             0.25
-------------------------------------------------------------------------------
30. Money Market Fund
    Class A                                             0.25
    Class B                                             0.25
-------------------------------------------------------------------------------
31. Montgomery Emerging Markets Focus Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
32. Montgomery Mid Cap Growth Fund/1/
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
33. Montgomery Short Duration Government Bond Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
34. Montgomery Small Cap Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
    Institutional Class                                 0.10
-------------------------------------------------------------------------------
35. Montgomery Total Return Bond Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
    Institutional Class                                 0.15
-------------------------------------------------------------------------------
36. National Tax-Free Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
37. National Tax-Free Institutional Money Market
    Fund/2/
    Class A                                             0.25
    Service Class                                       0.25
-------------------------------------------------------------------------------
38. National Tax-Free Money Market Fund
    Class A                                             0.25
-------------------------------------------------------------------------------
39. Outlook Today Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
40. Outlook 2010 Fund
    Class A                                             0.25
-------------------------------------------------------------------------------

----------
/1/ Name change of the Mid Cap Growth Fund to the Montgomery Mid Cap Growth Fund will take effect following the closing of the reorganization of the Montgomery Funds into the Wells Fargo Funds, effective on or about June 2003.

/2/ The name of this Fund will be changed to National Tax-Free Money Market
    Fund effective on the same date as the establishment of the Class A shares of this Fund and the merger of the Class A shares of the National Tax-Free Money Market Fund into the newly formed Class A shares of this Fund -- on or about August 1, 2003.

--------------------------------------------------------------------------------
                                                       Maximum
Funds Trust                                          Shareholder
Funds and Share Classes                             Servicing Fee
-------------------------------------------------------------------------------
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
41. Outlook 2020 Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
42. Outlook 2030 Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
43. Outlook 2040 Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
44. Overland Express Sweep Fund                         0.30
-------------------------------------------------------------------------------
45. Prime Investment Money Market Fund
    Service Class                                       0.25
-------------------------------------------------------------------------------
46. SIFE Specialized Financial Services Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
47. Small Cap Growth Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
    Institutional Class                                 0.10
-------------------------------------------------------------------------------
48. Small Cap Opportunities Fund
    Institutional Class                                 0.10
-------------------------------------------------------------------------------
49. Small Company Growth Fund
    Institutional Class                                 0.10
-------------------------------------------------------------------------------
50. Small Company Value Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
    Institutional Class                                 0.10
-------------------------------------------------------------------------------
51. Specialized Health Sciences Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
52. Specialized Technology Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------
53. Stable Income Fund
    Class A                                             0.25
    Class B                                             0.25
    Class C                                             0.25
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                       Maximum
Funds Trust                                          Shareholder
Funds and Share Classes                             Servicing Fee
-------------------------------------------------------------------------------
54. Treasury Plus Institutional Money Market
    Fund/3/
    Class A                                             0.25
    Service Class                                       0.25
-------------------------------------------------------------------------------
55. Treasury Plus Money Market Fund
    Class A                                             0.25
-------------------------------------------------------------------------------
56. 100% Treasury Money Market Fund
    Class A                                             0.25
-------------------------------------------------------------------------------

     Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.

     Approved by the Board of Trustees: March 26, 1999, as amended October 28, 1999, May 9, 2000, July 25, 2000, December 18, 2000, February 6, 2001, May 8,
2001, August 7, 2001, November 6, 2001 February 5, 2002, May 7, 2002, August 6,
2002, November 5, 2002, February 4, 2003 and May 6, 2003.

     Most recent annual approval date: August 6, 2002.

----------
/3/ The name of this Fund will be changed to Treasury Plus Money Market Fund effective on the same date as the establishment of the Class A shares of this Fund and the merger of the Class A shares of the Treasury Plus Money Market Fund into the newly formed Class A shares of this Fund -- on or about August 1, 2003.